EXHIBIT 10.4

EMPLOYEE AGREEMENT AMENDMENT

THIS AGREEMENT (the “Agreement”) is made and entered into on November 11, 2015 by and between Lightwave Logic, Inc., a Nevada Corporation (the “Company”), located at 1831 Lefthand Circle, Suite C, Longmont, CO 80501; and Thomas E. Zelibor (“Employee”).

1.

This Agreement amends that certain Employee Agreement dated March 3, 2014, made and entered into by the parties hereto (the “Employee Agreement”). Capitalized terms herein have the same meaning as used in the Employee Agreement, unless otherwise noted.

2.

Effective January 1, 2016, Paragraph 1.2 of Article One is deleted in its entirety and replaced with the following:

1.2

Term. Subject to the provisions for termination as provided in Article 9 of this Employee Agreement, the term of this Employee Agreement shall begin on January 1, 2016 and shall terminate on December 31, 2017. This Employee Agreement may be renewed for successive twelve (12) month terms upon the written agreement of the parties hereto that shall be delivered by each party to the other not less than 60 days prior to the expiration of the existing term.

3.

Item IV. shall be inserted into Appendix B of the Employee Agreement, which shall read as follows:

Additional Option Grant:

Options:

100,000 (non-qualified)

Grant Date:

11/10/2015

Expiration Date:

11/09/2015

Exercise Price:

$0.86

Vesting Schedule:

The options vest in equal installments of 12,500 options, with the first installment vesting on January 1, 2016, and the remaining installments vesting quarterly commencing on April 1, 2016. The options grant shall be made pursuant to the Company’s 2007 Employee Stock Plan and subject to the terms of the Plan’s standard non-statutory stock option agreement.

4.

All other provisions of the Employee Agreement remain in full force and effect, other than any provision that conflicts with the terms and spirit of this Agreement.

[Signature Page Attached]

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first written above.

LIGHTWAVE LOGIC, INC.:

	By:	/s/ James S. Marcelli
(Witness signature)		James S. Marcelli, President

EMPLOYEE:

/s/Thomas E. Zelibor
(Witness signature)	Thomas E. Zelibor